Exhibit 10.2

                              CONSULTING AGREEMENT

This Consulting Agreement (the "AGREEMENT"), dated as of the 2nd day of April, 2005 (the "COMMENCEMENT DATE"), by and between Execute Sports, Inc. (the "COMPANY") and Crail Capital (the "CONSULTANT").

                                    RECITALS

      WHEREAS, the Company desires to retain the Consultant to provide such consultation and advisory services as the Company may require from time to time as set forth herein and the Consultant is willing to be retained by the Company to provide such services to the Company, all in accordance with the terms and conditions set forth below.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

      1.    RETENTION OF CONSULTANT.

      The Company hereby retains the Consultant to assist the Company with its organization growth, providing guidance and advice in the areas of acquisitions, financing, management efficiency, and strategic relationship and such additional services as the President of the Company may reasonably request, in connection with the Company's business (collectively, the "SERVICES") and the Consultant hereby agrees to provides to the Company the Services.

      2.    INDEPENDENT CONTRACTOR.

      The Consultant is an independent contractor and shall not hold himself out as an officer, director, employee or agent of the other party for any purpose. The Consultant has not, nor should he represent himself as having the right, power, or authority to create any contract or obligation, express or implied, on behalf of, or in the name of, or binding on the other party unless the other party shall give explicit prior written consent thereto.

      3.    TERM.

      The Consultant and the Company agree that the Consultant shall be retained by the Company for a period commencing as of the date hereof (the "COMMENCEMENT DATE") and concluding December 31, 2006, unless earlier terminated in accordance by thirty (30) days prior written notice by either party to the other party (the "TERM").

      4.    COMPENSATION.

      In consideration of Consultant's agreement to make himself available to render consulting services to the Company and as payment in full for all Services rendered by the Consultant during the Term, the Company shall pay to the Consultant, and the Consultant hereby shall accept, a consulting fee, payable in shares of the Company's common stock as set forth in subscription agreement attached hereto as Exhibit A.

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      5.    DUTIES

            (a) The Consultant agrees that, during the term hereof, he shall make himself available, when and as reasonably requested by the Company, to use his best efforts to assist the Company in providing the Services.

            (b) The Consultant shall be required to devote such time as is reasonably necessary to provide the services requested hereunder.

      6.    BINDING AGREEMENT; ASSIGNABILITY.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that the Consultant may not assign this Agreement without prior written consent of the Company.

      7.    SEVERABILITY.

      If any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8.    GOVERNING LAW.

      This Agreement shall be governed by and construed under the laws of the State of California, without regard to principles of conflicts of laws thereof.

      9.    ENTIRE AGREEMENT; AMENDEMENT; WAIVER.

      This Agreement embodies the entire understanding of the parties pertaining to the subject matter hereof, and there are no other agreements (except for the subscription agreement) , representations, understandings or warranties between the parties relating to the subject matter of this Agreement that are not set forth herein. This Agreement may be amended, modified, supplemented or waived only by a written consent by both of the parties hereto.

      10.   COUNTERPARTS.

      This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

      11.   HEADINGS.

      The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the effective date above written.

CONSULTANT                                EXECUTE SPORTS, INC.

By:                                       By:
----------------------------              --------------------------------
Name:                                     Name: Don Dallape
                                          Title: CEO and Chairman